Exhibit 10.9

THIS PROMISSORY NOTE (“NOTE”) TO WHICH THIS AMENDMENT RELATES HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS NOTE, AS AMENDED, HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

AMENDMENT TO PROMISSORY NOTE

Dated as of December 17, 2021

Principal Amount: up to $300,000

L Catterton Latin America Acquisition Corp, a Cayman Islands exempted company (the “Maker”), hereby amends its promissory note dated as of March 26, 2021 to revise the date on which the principal balance of this Note shall be payable by the Maker to be the earlier of: (i) June 30, 2022 or (ii) the date on which Maker consummates an initial public offering of its securities.

All of the other terms of the promissory note dated as of March 26, 2021 remain unchanged and in effect.

[Signature page follows]

IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Note to be duly executed by the undersigned as of the day and year first above written.

L CATTERTON LATIN AMERICA ACQUISITION CORP

By:	/s/ Ricardo Salmon
Name: Ricardo Salmon
Title: Chief Executive Officer

[Signature Page to Amendment to Promissory Note]